EXHIBIT 99.1

SERVISFIRST BANCSHARES, INC.

ANNOUNCES PRICING OF INITIAL PUBLIC OFFERING

BIRMINGHAM, AL - (PR Newswire) – May 13, 2014 – ServisFirst Bancshares, Inc. (“ServisFirst”) today announced that it has priced its initial public offering of 625,000 shares of common stock at $91.00 per share. The shares are expected to begin trading on the Nasdaq Global Select Market on May 14, 2014, under the symbol “SFBS.” The closing of the offering is expected to occur on May 19, 2014, subject to the satisfaction of customary closing conditions.

The underwriters of the offering have a 30-day option to purchase up to an additional 93,750 shares of common stock from ServisFirst at the initial public offering price, less underwriting discounts and commissions, to cover over-allotments, if any.

Sandler O’Neill & Partners, L.P. is acting as sole book-running manager and Raymond James & Associates, Inc. is acting as co-manager for the offering.

A registration statement related to these securities was declared effective on May 13, 2014 by the Securities and Exchange Commission. The offering is being made only by means of the written prospectus forming part of the effective registration statement. A copy of the final prospectus related to the offering, when available, may be obtained by contacting Sandler O’Neill & Partners, L.P., Attention: Prospectus Department, 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, telephone: (866) 805-4128 or via email at syndicate@sandleroneill.com, or by contacting Raymond James & Associates, Inc., Attention: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863 Ext. 72400 or via email at prospectus@raymondjames.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ServisFirst Bancshares, Inc.

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary, ServisFirst Bank, ServisFirst Bancshares, Inc. provides business and personal financial services from locations in Birmingham, Huntsville, Montgomery, Mobile and Dothan, Alabama, Pensacola, Florida and Nashville, Tennessee. ServisFirst Bancshares, Inc. files periodic reports with the U.S. Securities and Exchange Commission (SEC). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbank.com.

Cautionary Note Regarding Forward-Looking Statements

EXHIBIT 99.1

Statements in this press release that are not historical facts, including, but not limited to, statements concerning the listing of the shares on the Nasdaq Global Select Market and the closing of the offering, are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words “believe,” “expect,” “anticipate,” “project,” “plan,” “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in our Registration Statement on Form S-1 and our other SEC filings. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares, Inc. may be obtained over the Internet at www.servisfirstbank.com or by calling (205) 949-0302.

Contact: ServisFirst Bank

Davis Mange (205) 949-3420

DMange@servisfirstbank.com